EXHIBIT 4.4


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                            TELIGENT, INC.

                                  TO

                      FIRST UNION NATIONAL BANK,

                                Trustee

                      ---------------------------


                    Form of Subordinated Indenture


                              Dated as of

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                              SUBORDINATED INDENTURE, dated as of , by
                    and between TELIGENT, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 8065 Leesburg Pike, Vienna, VA 22182 and FIRST UNION NATIONAL BANK, a national banking association (herein called the "Trustee").


                        RECITALS OF THE COMPANY

          The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its Securities, notes, bonds or other evidences of indebtedness, to be issued in one or more fully registered series.

          This Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

          All things necessary have been done to make this Indenture a valid agreement of the Company, in accordance with its terms.

              NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          That in order to declare the terms and conditions upon which the Securities are to be authenticated, issued and delivered, and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of the respective Holders from time to time of the Securities or of a series thereof, as follows:


                              ARTICLE ONE

        DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

          SECTION 101. Definitions.

          For all purposes of this Indenture and of any indenture supplemental hereto, except as otherwise expressly provided or unless the context otherwise requires:

                 (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

                 (b) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein, and the terms "cash transaction" and "self-liquidating paper", as used in TIA Section 311, shall have the meanings assigned to them in the rules of the Commission adopted under the Trust Indenture Act; and


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                 (c) the words "herein", "hereof" and "hereunder" and
          other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

          "Act", when used with respect to any Holder, has the meaning specified in Section 104.

          "Additional Amounts" means any additional amounts which are required by a Security or by or pursuant to a Board Resolution, under circumstances specified therein, to be paid by the Company in respect of certain taxes imposed on certain Holders and which are owing to such Holders.

          "Affiliate" means, as to any Person, any other Person that directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies of such Person (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise), provided that, in any event, unless otherwise specified in a supplemental indenture, any Person that owns directly or indirectly 10% of more of the securities having ordinary voting power for the election of directors or other governing body of a corporation or 10% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) shall be deemed to control such corporation or other Person. Notwithstanding the foregoing, no individual shall be deemed to be an Affiliate of a Person solely by reason of his or her being an officer or director (or equivalent) of such Person.

          "Authenticating Agent" means any person authorized by the Trustee to authenticate Securities under Section 615.

          "Bearer Security" means any Security established pursuant to
Section 301 which is payable to bearer.

          "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Business Day" means each Monday, Tuesday, Wednesday,
Thursday and Friday that is not a day on which banking institutions in the Borough of Manhattan, The City of New York are authorized or obligated by law or executive order to close.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.


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          "Company" means the Person named as the "Company" in the
first paragraph of this Indenture, until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

          "Company Request" or "Company Order" means a written request or order signed in the name of the Company by an officer of the Company, and delivered to the Trustee.

          "Corporate Trust Office" means the principal corporate trust office of the Trustee, at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this Indenture is located at Corporate Trust (VA- 3279), 800 East Main Street, Richmond, Virginia 23219 except that, with respect to presentation of Securities for payment or for registration of transfer or exchange, such term shall mean the office or agency of the Trustee at which, at any particular time, its corporate agency business shall be conducted.

          "Debt" means indebtedness for money borrowed, unless otherwise specified in a supplemental indenture.

          "Default" means any event, act or condition the occurrence of which is, or after notice or the passage of time or both would be, an Event of Default.

          "Defaulted Interest" has the meaning specified in
Section 307.

          "Depositary" means, unless otherwise specified by the Company pursuant to either Section 204 or 301, with respect to Securities of any series issuable or issued as a Global Security, The Depository Trust Company, New York, New York, or any successor thereto registered as a clearing agency under the Exchange Act or other applicable statute or regulation.

          "Designated Senior Debt" means, as such term may be modified by a supplemental indenture:

          Senior Debt that has, at the time of determination, an aggregate principal amount outstanding to be specified in a supplemental indenture (including the amount of all undrawn commitments and matured and contingent reimbursement obligations pursuant to letters of credit thereunder) that is specifically designated in the instrument evidencing such Senior Debt and is designated in a notice delivered by the Company to the holders or a Representative of the holders of such Senior Debt and in an Officers' Certificate delivered to the Trustee as "Designated Senior Debt" of the Company for purposes of the Indenture.

          "Event of Default" has the meaning specified in Section 501.

          "Exchange Act" means the Securities Exchange Act of 1934.

          "Global Security" means, with respect to any series of Securities issued hereunder, a Security which is executed by the Company and authenticated and delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction, all in accordance with this Indenture and an indenture supplemental hereto, if any, or Board


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Resolution and pursuant to a Company Request, which shall be registered in the name of the Depositary or its nominee and which shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, all of the Outstanding Securities of such series or any portion thereof, in either case having the same terms, including, without limitation, the same original issue date, date or dates on which principal is due, and interest rate or method of determining interest.

          "Holder" means a Person in whose name a Security is registered in the Security Register.

          "Indenture"or "this Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 301.

          "Interest", when used with respect to an Original Issue
Discount Security by which its terms bears interest only after Maturity, means interest payable after Maturity.

          "Interest Payment Date", when used with respect to any series of Securities, means the Stated Maturity of any installment of interest on those Securities.

          "Property" means, with respect to any Person, any interest of such Person in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, including capital stock in, and other securities of, any other Person. For purposes of any calculation required pursuant to the Indenture, the value of any Property shall be its Fair Market Value, as such term will be defined in a supplemental indenture.

          "Maturity", when used with respect to any Securities, means the date on which the principal of such Security becomes due and payable as provided therein or herein, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

          "Officers' Certificate" means a certificate signed by the Chairman of the Board of Directors, a Vice Chairman of the Board of Directors, the President or a Vice President, and by the Chief Financial Officer, the Chief Accounting Officer, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company and delivered to the Trustee, which certificate shall comply with this Indenture.

          "Opinion of Counsel" means a written opinion of counsel, who may be an employee of or counsel for the Company and who shall be reasonably acceptable to the Trustee.

          "Original Issue Discount Security" means (i) any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration for acceleration of the Maturity thereof, and (ii) any other Security deemed an Original Issue Discount Security for United States Federal income tax purposes.


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          "Outstanding", when used with respect to Securities of any series, means, as of the date of determination, all such Securities theretofore authenticated and delivered under this Indenture, except:

                 (i) such Securities theretofore canceled by the Trustee or delivered to the Trustee for cancelation;

                 (ii) such Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor reasonably satisfactory to the Trustee has been made;

                 (iii) Securities, except to the extent expressly provided in Sections 1202 and 1203, with respect to which the Company has effected defeasance or covenant defeasance as provided in Article Twelve; and

                 (iv) Securities that have been paid pursuant to
          Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands the Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of such Securities Outstanding have given any request, demand, authorization, direction, consent, notice or waiver hereunder, (i) the principal amount of any Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of the taking of such action upon a declaration of acceleration of the Maturity thereof and (ii) for the purpose of making the calculations required by TIA Section 313, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities that the Trustee knows to be so owned shall be so disregarded. Securities so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.

          "Paying Agent" means any Person (including the Company acting as Paying Agent) authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

          "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability corporation or government or any agency or political subdivision thereof.


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          "Predecessor Security" of any particular Security means
every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under
Section 306 in exchange for a mutilated security or in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Security.

          "Redemption Date", when used with respect to any Security to be redeemed, in whole or in part, means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price", when used with respect to any Security to be redeemed, means the price specified in the Security at which it is to be redeemed pursuant to this Indenture.

          "Registered Security" shall mean any Security which is registered in the Security Register.

          "Regular Record Date" for the interest payable on any Security on any Interest Payment Date means the date specified in such Security as the Regular Record Date.

          "Representative" means the trustee, agent or representative expressly authorized to act in such capacity, if any, for an issue of Senior Debt.

          "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice- chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee duly authorized and customarily performing functions similar to those performed by any of the above-designated officers, and also means, with respect to a particular corporate trust matter, any other duly authorized officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "Securities Act" means the Securities Act of 1933.

          " Security" or "Securities" means any note or notes, bond or bonds, debenture or debentures, or any other evidences of indebtedness, as the case may be, of any series authenticated and delivered from time to time under this Indenture.

          "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

          "Senior Debt" of the Company shall have the meaning set forth in a supplemental indenture.

          "Senior Subordinated Debt" of the Company means the Securities and any other subordinated Debt of the Company that specifically provides that such Debt is to


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rank pari passu with the Securities and is not subordinated by its terms to any other subordinated Debt or other obligation of the Company which is not Senior Debt.

          "Special Record Date" for the payment of any Defaulted
Interest means a date fixed by the Trustee pursuant to Section 307.

          "Stated Maturity" when used with respect to any Security or any installment of principal thereof or interest thereon means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

          "Subsidiary" means, with respect to any Person, unless otherwise specified in a supplemental indenture, (i) any corporation more than 50% of the outstanding shares of Voting Stock of which is owned, directly or indirectly, by such Person, or by one or more other Subsidiaries of such Person, or by such Person and one or more other Subsidiaries of such Person, (ii) any general partnership, joint venture or similar entity, more than 50% of the outstanding partnership or similar interests of which are owned, directly or indirectly, by such Person, or by one or more other Subsidiaries of such Person, or by such Person and one or more other Subsidiaries of such Person and (iii) any limited partnership of which such Person or any Subsidiary of such Person is a general partner.

          "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, as in force at the date as of which this instrument was executed except as provided in Section 905.

          "Trust Officer" means any officer within the Corporate Trust Administration department of the Trustee (or any successor group of the trustee) with direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "Trustee" means the Person named as the Trustee in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean and include each Person who is then a Trustee hereunder. If at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

          "U.S. Government Obligations" means, unless otherwise specified in a supplemental indenture, (x) securities that are (i) direct obligations of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which securities, in either case under clause (i) or (ii) above, are not callable or redeemable at the option of the issuer thereof, and (y) depository receipts issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any U.S. Government Obligation that is specified in clause (x) above and held by such bank for the account of the holder of such depository receipt, or with respect to any specific payment of principal or interest on any U.S. Government Obligation that is so specified

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and held, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest of the U.S. Government Obligation evidenced by such depository receipt.

          "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

          "Voting Stock" means, with respect to any Person, securities of any class or classes of capital stock in such Person entitling the holders thereof (whether at all times or at the times that such class of capital stock has voting power by reason of the happening of any contingency) to vote in the election of members of the board of directors or comparable body of such Person.

          SECTION 102. Compliance Certificates and Opinions.

          Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenant compliance with which constitutes a condition precedent) relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than pursuant to Section 1004) shall include:

                 (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                 (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                 (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                 (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.


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                  SECTION 103. Form of Documents Delivered to Trustee.

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon (x) a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows that the certificate or opinion or representations with respect to such matters are erroneous or (y) one or more certificates of public officials.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          SECTION 104. Acts of Holders.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders or Holders of any series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. If any Securities are denominated in coin or currency other than that of the United States, then for the purposes of determining whether the Holders of the requisite principal amount of Securities have taken any action as herein described, the principal amount of such Securities shall be deemed to be that amount of United States dollars that could be obtained for such principal amount on the basis of the spot rate of exchange into United States dollars for the currency in which such Securities are denominated (as evidenced to the Trustee by an Officers' Certificate) as of the date the taking of such action by the Holders of such requisite principal amount is evidenced to the Trustee as provided in the immediately preceding sentence. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take


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acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner that the Trustee deems sufficient.

          (c) The principal amount and serial numbers of Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

          (d) If the Company shall solicit from the Holders of Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding TIA
Section 316(c), such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Securities Outstanding have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Securities Outstanding shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than eleven months after the record date.

          (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, any Paying Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

          SECTION 105. Notices, Etc., to Trustee and Company.

          Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                    (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Department, or

                    (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at


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          the address of its principal office specified in the first paragraph of this Indenture, or at any other address previously furnished in writing to the Trustee by the Company.

                    SECTION 106. Notice to Holders; Waiver.

          Where this Indenture or any Security provides for notice of any event to Holders by the Company or the Trustee, such notice shall be sufficiently given (unless otherwise herein or in such Security expressly provided) if in writing and mailed, first- class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice. Where this Indenture or any Security provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case by reason of the suspension of or irregularities in regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event to Holders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice for every purpose hereunder.

          SECTION 107. Effect of Headings, Table of Contents and Recitals.

          The Article and Section headings herein, the Table of Contents and the Recitals are for convenience only and shall not affect the construction hereof.

          SECTION 108. Successors and Assigns.

          All covenants and agreements in this Indenture by the Company and the Trustee shall bind their respective successors and assigns, whether so expressed or not.

          SECTION 109. Separability Clause.

          In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 110. Benefits of Indenture.

          Nothing in this Indenture or in any Securities, express or implied, shall give to any Person (other than the parties hereto, any Paying Agent, any Security Registrar and their successors hereunder, and the Holders) any benefit or any legal or equitable right, remedy or claim under this Indenture.

          SECTION 111. Governing Law.

          This Indenture shall be governed by and construed in accordance with the law of the State of New York (without giving effect to the conflict of laws principles thereof). The Trustee, the Company, and (upon their acceptance of Securities) the Holders, agree to submit to the non-exclusive jurisdiction of any United States Federal or State court located in the Borough of Manhattan, in the City of New York in any action or proceeding arising out of or relating to this Indenture or the Securities. This Indenture is subject to the provisions of the Trust Indenture Act that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

          SECTION 112. Legal Holidays.

          In any case where any Interest Payment Date, date established for the payment of Defaulted Interest, Redemption Date or Stated Maturity or Maturity of any Securities shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of principal (or premium, if any) or interest need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, date established for the payment of Defaulted Interest, Redemption Date, or at the Stated Maturity or Maturity; provided that no interest shall accrue for the period from and after such Interest Payment Date, date established for the payment of defaulted interest, Redemption Date, Stated Maturity or Maturity, as the case may be.

          SECTION 113. No Recourse Against Others.

          No recourse for the payment of the principal of, or premium, if any, or interest on, any Security or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any Security, or because of the creation of any Debt represented thereby, shall be had against any incorporator, stockholder, officer, director, employee, controlling person of the Company or of a Subsidiary of the Company or of any successor Person of the Company or of a Subsidiary of the Company. Each Holder by accepting any Security waives and releases all such liability, and such waiver and release is part of the consideration for the issuance of such Security.

          SECTION 114. Exhibits and Schedules.

          All exhibits and schedules attached hereto are by this reference made a part hereof with the same effect as if herein set forth in full.

          SECTION 115. Counterparts.

          This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

          SECTION 116. Judgment Currency. The Company agrees, to the fullest extent that it may effectively do so under applicable law, that (a) if for the purpose of obtaining judgment in any court it is necessary to convert the sum due in respect of the principal of, or premium or interest, if any, on the Securities of any series (the "Required Currency") into a currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in the City of New York the Required Currency with the Judgment Currency on the New York Banking Day (as defined below) preceding that on which final unappealable judgment is given and (b) its obligations under this Indenture to make payments in the Required Currency (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not entered in accordance with subsection (a)), in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture. For purposes of the foregoing, "New York Banking Day" means any day except a Saturday, Sunday or a legal holiday in the City of New York or a day on which banking institutions in the City of New York are authorized or required by law or executive order to close.

          SECTION 117. Duplicate Originals.

          The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

          SECTION 118. Incorporation by Reference of TIA.

          Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in, and made a part of, this Indenture. Any terms incorporated by reference in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule under the TIA, have the meanings so assigned to them therein.


                              ARTICLE TWO

                            SECURITY FORMS

          SECTION 201. Forms Generally.

          The Securities shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may be required to comply with applicable laws or regulations or with the rules of any securities exchange, or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security.

          The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities, subject, with respect to the Securities of any series, to the rules of any securities exchange on which such Securities are listed.

          SECTION 202. Forms of Securities.

          Each Security shall be in one of the forms approved from time to time by or pursuant to a Board Resolution, or established in one or more indentures supplemental hereto. Prior to the delivery of a Security to the Trustee for authentication in any form approved by or pursuant to a Board Resolution, the Company shall deliver to the Trustee the Board Resolution by or pursuant to which such form of Security has been approved, which Board Resolution shall have attached thereto a true and correct copy of the form of Security which has been approved thereby or, if a Board Resolution authorizes a specific officer or officers to approve a form of Security, a certificate of such officer or officers approving the form of Security attached thereto. Any form of Security approved by or pursuant to a Board Resolution must be acceptable as to form to the Trustee, such acceptance to be evidenced by the Trustee's authentication of Securities in that form or a certificate signed by a Responsible Officer of the Trustee and delivered to the Company.

          SECTION 203. Form of Trustee's Certificate of Authentication.

          The form of Trustee's Certificate of Authentication for any Security issued pursuant to this Indenture shall be substantially as follows:

                TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                                FIRST UNION NATIONAL BANK,
                                                      as Trustee,



Dated:                             By:
      ---------------                 ---------------------
                                      Authorized Signatory

          SECTION 204. Securities Issuable in the Form of a Global Security.

                    (a) If the Company shall establish pursuant to Sections 202 and 301 that the Securities of a particular series are to be issued in whole or in part in the form of one or more Global Securities, then the Company shall execute and the Trustee or its agent shall, in accordance with Section 303 and the Company Request delivered to the Trustee or its agent thereunder, authenticate and deliver, such Global Security or Securities, which (i) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, the Outstanding Securities of such series to be represented by such Global Security or Securities, or such portion thereof as the Company shall specify in a Company Request, (ii) shall be registered in the name of the Depositary for such Global Security or Securities or its nominee, (iii) shall be delivered by the Trustee or its agent to the Depositary or pursuant to the Depositary's instruction and (iv) shall bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for the individual Securities represented hereby, this Global Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary."

                  (b) Notwithstanding any other provisions of this
         Section 204 or of Section 305, and subject to the provisions of paragraph (c) below, unless the terms of a Global Security expressly permit such Global Security to be exchanged in whole or in part for individual Securities, a Global Security may be transferred, in whole but not in part and in the manner provided in Section 305, only to a nominee of the Depositary for such Global Security, or to the Depositary, or a successor Depositary for such Global Security selected or approved by the Company, or to a nominee of such successor Depositary.

                  (c) (i) If at any time the Depositary for a Global Security notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security or if at any time the Depositary for the Securities for such series ceases to be a clearing agency registered under the Exchange Act or other applicable statute or regulation, the Company shall appoint a successor Depositary with respect to such Global Security. If a successor Depositary for such Global Security is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company will execute, and the Trustee or its agent, upon receipt of a Company Request for the authentication and delivery of individual Securities of such series in exchange for such Global Security, will authenticate and deliver, individual Securities of such series of like tenor and terms in an aggregate principal amount equal to the principal amount of the Global Security in exchange for such Global Security.

                  (ii) The Company may at any time and in its sole discretion determine that the Securities of any series or portion thereof issued or issuable in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event the Company will execute, and the Trustee, upon receipt of a Company Request for the authentication and delivery of individual Securities of such series in exchange in whole or in part for such Global Security, will authenticate and deliver individual Securities of such series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such Global Security or Securities representing such series or portion thereof in exchange for such Global Security or Securities.

                  (iii) If specified by the Company pursuant to Sections 202 and 301 with respect to Securities issued or issuable in the form of a Global Security, the Depositary for such Global Security may surrender such Global Security in exchange in whole or in part for individual Securities of such series of like tenor and terms in definitive form on such terms as are acceptable to the Company and such Depositary. Thereupon the Company shall execute, and the Trustee or its agent shall authenticate and deliver, without service charge,
         (1) to each Person specified by such Depositary a new Security or Securities of the same series of like tenor and terms and of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and (2) to such Depositary a new Global Security of like tenor and terms and in an authorized denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities delivered to the Holders thereof.

                  (iv) In any exchange provided for in any of the preceding three paragraphs, the Company will execute and the Trustee or its agent will authenticate and deliver individual Securities in definitive registered form in authorized denominations. Upon the exchange of the entire principal amount of a Global Security for individual Securities, such Global Security shall be canceled by the Trustee or its agent. Except as provided in the preceding paragraph, Securities issued in exchange for a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee or the Security Registrar. The Trustee or the Security Registrar shall deliver such Securities to the Persons in whose names such Securities are so registered.


                             ARTICLE THREE

                            THE SECURITIES

          SECTION 301. Title and Terms.

          The aggregate principal amount of Securities that may be authenticated and delivered and Outstanding under this Indenture is not limited.

          The Securities may be issued in one or more series up to an aggregate principal amount of Securities as from time to time may be authorized by the Board of Directors. All Securities of each series under this Indenture shall in all respects be equally and ratably entitled to the benefits hereof with respect to such series without preference, priority or distinction on account of the actual time of the authentication and delivery or Stated Maturity of the Securities of such series.

          Each series of Securities shall be created either by or pursuant to a Board Resolution or by or pursuant to an indenture supplemental hereto. The Securities of each such series may bear such date or dates, be payable at such place or places, have such Stated Maturity or Maturities, be issuable at such premium over or discount from their face value, bear interest at such rate or rates (which may be fixed or floating), from such date or dates, payable in such installments and on such dates and at such place or places to the Holders of Securities registered as such on such Regular Record Dates, or may bear no interest, and may be redeemable or repayable at such Redemption Price or Prices, whether at the option of the Holder or otherwise, and upon such terms, all as shall be provided for in or pursuant to the Board Resolution or in or pursuant to the supplemental indenture creating that series. There may also be established in or pursuant to a Board Resolution or in or pursuant to a supplemental indenture prior to the issuance of Securities of each such series, provision for:

                    (1) the exchange or conversion of the Securities of that series, at the option of the Company or the Holders thereof, for or into new Securities of a different series or other securities or other property of the Company or another Person, including shares of capital stock of the Company or any subsidiary of the Company or of any other Person or securities directly or indirectly convertible into or exchangeable for any such shares;

                    (2) a sinking or purchase fund or other mandatory redemption or other analogous obligation;

                    (3) if other than U.S. dollars, the currency or currencies or units based on or related to currencies in which the Securities of such series shall be denominated and in which payments of principal of, and any premium, interest and Additional Amounts on, such Securities shall or may be payable;

                  (4) if the principal of (and premium, if any) or interest, if any, on the Securities of such series are to be payable, at the election of the Company or a holder thereof, in a currency or currencies or units based on or related to currencies other than that in which the Securities are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made;

                  (5) if the amount of payments of principal of (and premium, if any) or interest, if any, on the Securities of such series may be determined with reference to an index based on (i) a currency or currencies or units based on or related to currencies other than that in which the Securities are stated to be payable, (ii) changes in the price of one or more other securities or groups or indexes of securities or
         (iii) changes in the prices of one or more commodities or groups or indexes of commodities, or any combination of the foregoing, the manner in which such amounts shall be determined;

                  (6) if the aggregate principal amount of the Securities of that series is to be limited, such limitations, and the maturity date of the principal amount of the Securities of that series (which may be fixed or extendible), and the rate or rates (which may be fixed or floating) per annum at which the Securities of that series will bear interest, if any, or the method of determining such rate or rates, and the payment dates and record dates relating to such interest payments;

                  (7) the exchange of Securities of that series, at the option of the Holders thereof, for other Securities of the same series of the same aggregate principal amount of a different authorized kind or different authorized denomination or denominations, or both;

                  (8) the appointment by the Trustee of an Authenticating Agent in one or more places other than the location of the office of the Trustee with power to act on behalf of the Trustee and subject to its direction in the authentication and delivery of the Securities of any one or more series in connection with such transactions as shall be specified in the provisions of this Indenture or in or pursuant to the Board Resolution or the supplemental indenture creating such series;

                  (9) the percentage of their principal amount at which such Securities will be issued, and the portion of the principal amount of Securities of the series, if other than the total principal amount thereof, which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502 or provable in bankruptcy pursuant to
         Section 504;

                  (10) any Event of Default with respect to the Securities of such series, if not set forth herein and any additions, deletions or other changes to the Events of Default set forth herein or to any provision of Article Five that shall be applicable to the Securities of such series (including a provision making any Event of Default set forth herein inapplicable to the Securities of that series);

                  (11) any covenant solely for the benefit of the Securities of such series and any additions, deletions or other changes to the provisions of Article Ten or any definitions relating to such Article that shall be applicable to the Securities of such series (including a provision making any Section of such Article inapplicable to the Securities of such series);

                  (12) changes as to definitions contained herein, whether or not contemplated by such definition;

                  (13) if the Securities of the series shall be issued in whole or in part in the form of a Global Security or Global Securities, the terms and conditions, if any, upon which such Global Security or Global Securities may be exchanged in whole or in part for other individual Securities; and the Depositary for such Global Security or Global Securities (if other than the Depositary specified in Section 101 hereof);

                  (14) the subordination of the Securities of such series to any other indebtedness of the Company, including without limitation, the Securities of any other series;

                  (15) the applicability, if any, of Sections 1202 or 1203 to the Securities of the series and any provisions in modification of, in addition to or in lieu of any of the provisions of Article Twelve;

                  (16) the issuance of Securities, even though such Securities are not registered under the Securities Act, with or without provisions for the exchange for securities so registered or other similar or related provisions;

                  (17) securing the Securities;

                  (18) adding guarantors to the Securities and the terms relating thereto including with respect to any subordination thereof;

                  (19) modifying the provisions of Articles Eight and Nine;

                  (20) whether Securities of the series are to be issuable as Registered Securities, Bearer Securities (with or without coupons) or both, any restrictions applicable to the offer, sale or delivery of Bearer Securities and the terms upon which Bearer Securities of the series may be exchanged for Registered Securities of the series and vice versa (if permitted by applicable laws and regulations);

                  (21) adding to or modifying the terms governing redemption of the Securities; and

                  (22) any other terms of the series, which shall not be inconsistent with the provisions of this Indenture, all upon such terms as may be determined in or pursuant to a Board Resolution or in or pursuant to a supplemental indenture with respect to such series.

          All Securities of the same series shall be substantially identical in tenor and effect, except as to denomination.

          The form of the Securities of each series shall be established pursuant to the provisions of this Indenture in or pursuant to the Board Resolution or in or pursuant to the supplemental indenture creating such series. The Securities of each series shall be distinguished from the Securities of each other series in such manner, reasonably satisfactory to the Trustee, as the Board of Directors may determine.

          Unless otherwise provided with respect to Securities of a particular series, the Securities of any series may only be issuable in registered form, without coupons.

          Any terms or provisions in respect of the Securities of any series issued under this Indenture may be determined pursuant to this Section by providing in a Board Resolution or supplemental indenture for the method by which such terms or provisions shall be determined.

          SECTION 302. Denominations.

          The Securities of each series shall be issuable in such denominations and currency as shall be provided in the provisions of this Indenture or in or pursuant to the Board Resolution or the supplemental indenture creating such series. In the absence of any such provisions with respect to the Securities of any series, the Securities of that series shall be issuable only in fully registered form in denominations of $1,000 and any integral multiple thereof.

          SECTION 303. Execution, Authentication, Delivery and Dating.

          The Securities shall be executed on behalf of the Company by its Chairman, its President or a Vice President and attested by its Secretary or an Assistant Secretary. The signature of any of these officers on the Securities may be manual or facsimile signatures of the present or any future such authorized officer and may be imprinted or otherwise reproduced on the Securities.

          Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Company Order shall; and the Trustee shall, upon Company Order, authenticate and make available for delivery such Securities as in this Indenture provided and not otherwise.

          Prior to any such authentication and delivery, the Trustee shall be entitled to receive, in addition to any Officers' Certificate and Opinion of Counsel required to be furnished to the Trustee pursuant to Section 102, and the Board Resolution and any certificate relating to the issuance of the series of Securities required to be furnished pursuant to Section 202, an Opinion of Counsel to the effect that:

                  (1) all instruments furnished to the Trustee conform to the requirements of the Indenture and constitute sufficient authority hereunder for the Trustee to authenticate and deliver such Securities;

                  (2) the form and terms (or in connection with the issuance of medium-term Securities under Section 311, the manner of determining the terms) of such Securities have been established in conformity with the provisions of this Indenture;

                  (3) all laws and requirements with respect to the execution and delivery by the Company of such Securities have been complied with, the Company has the corporate power to issue such Securities and such Securities have been duly authorized and delivered by the Company and, assuming due authentication and delivery by the Trustee, constitute legal, valid and binding obligations of the Company enforceable in accordance with their terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other laws and legal principles affecting creditors' rights generally from time to time in effect and to general equitable principles, whether applied in an action at law or in equity) and entitled to the benefits of this Indenture, equally and ratably with all other Securities, if any, of such series Outstanding; and

                  (4) such other matters as the Trustee may reasonably request; and, if the authentication and delivery relates to a new series of Securities created by an indenture supplemental hereto, also stating that all laws and requirements with respect to the form and execution by the Company of the supplemental indenture with respect to that series of Securities have been complied with, the Company has corporate power to execute and deliver any such supplemental indenture and has taken all necessary corporate action for those purposes and any such supplemental indenture has been executed and delivered and constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other laws and legal principles affecting creditors' rights generally from time to time in effect and to general equitable principles, whether applied in an action at law or in equity).

          The Trustee shall not be required to authenticate such Securities if the issue thereof will adversely affect the Trustee's own rights, duties or immunities under the Securities and this Indenture.

          Unless otherwise provided in the form of Security for any series, all Securities shall be dated the date of their authentication.

          No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

          SECTION 304. Temporary Securities.

          Pending the preparation of definitive Securities of any series, the Company may execute, and, upon receipt of the documents required by Section 303, together with a Company Order, the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

          If temporary Securities of any series are issued, the Company will cause definitive Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company designated for such purpose pursuant to Section 1002, without charge to the Holder. Upon surrender for cancelation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of such series of authorized denominations and of like tenor and terms. Until so exchanged, the temporary Securities of such series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

          SECTION 305. Registration, Transfer and Exchange.

          The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to
Section 1002 (being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities, or of Securities of a particular series, and for transfers of Securities or of Securities of such series. Any such register shall be in written form or any other form capable of being converted into written form within a reasonable time. At all reasonable times the information contained in such register or registers shall be available for inspection by the Trustee. The Trustee is hereby initially appointed as security registrar (the "Security Registrar") for the purpose of registering Securities and transfers of Securities as herein provided. The Company may at any time and from time to time authorize any Person to act as Security Register in place of the Trustee with respect to any series of Securities issued under this Indenture.

          Subject to Section 204, upon surrender for transfer of any Security of any series, upon surrender for registration of transfer of any Security at the office or agency of the Company designated pursuant to Section 1002, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of such series of any authorized denomination or denominations of a like aggregate principal amount and Stated Maturity and of like tenor and terms.

          Subject to Section 204, at the option of the Holder, Securities of any series may be exchanged for other Securities of such series of any authorized denominations and of a like aggregate principal amount and Stated Maturity and of like tenor and terms, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities that the Holder making the exchange is entitled to receive.

          All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

          Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in the form attached to the Security or otherwise satisfactory to the Company and the Security Registrar, duly executed, by the Holder thereof or his attorney duly authorized in writing.

          Unless otherwise provided in the Security to be transferred or exchanged, no service charge shall be made for any registration of transfer or exchange or redemption of Securities, but the Company may (unless otherwise provided in such Security) require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

          The Company shall not be required (i) to issue, register the transfer of or exchange any Security of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of such series selected for redemption under Section 1103 and ending at the close of business on the day of such mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

          None of the Company, the Trustee, any agent of the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

          SECTION 306. Mutilated, Destroyed, Lost and Stolen Securities.

          If (i) any mutilated Security is surrendered to the Trustee, or (ii) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon Company Order the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a replacement Security of like tenor, series, Stated Maturity and principal amount, bearing a number not contemporaneously Outstanding.

          In case any such mutilated, destroyed, lost or stolen
Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a replacement Security, pay such Security.

          Upon the issuance of any replacement Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every replacement Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities of the same series duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

          SECTION 307. Payment of Interest; Interest Rights Preserved.

          Unless otherwise provided with respect to such Security pursuant to Section 301, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose pursuant to Section 1002; provided, however, that each installment of interest may at the Company's option be paid by (i) mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to Section 308, to the address of such Person as it appears in the Security Register or (ii) transfer to an account located in the United States maintained by the payee.

          Any interest on any Security that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the Holder on the Regular Record Date by virtue of having been such Holder, and such defaulted interest and (to the extent lawful) interest on such defaulted interest at the rate borne by the Securities (such defaulted interest and interest thereon herein collectively called "Defaulted Interest") may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names any such Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner: The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements reasonably satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause (1) provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given in the manner provided for in Section 106, not less than 10 days prior to such Special Record Date notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so given, such Defaulted Interest shall be paid to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

                  (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

          If any installment of interest the Stated Maturity of which is on or prior to the Redemption Date for any Security called for redemption pursuant to Article Eleven is not paid or duly provided for on or prior to the Redemption Date in accordance with the foregoing provisions of this Section, such interest shall be payable as part of the Redemption Price of such Securities.

          Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, that were carried by such other Security.

          SECTION 308. Persons Deemed Owners.

          Prior to and at the time of the due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Security is registered in the Security Register as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any), and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Company, the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.

          SECTION 309. Cancelation.

          All Securities surrendered for payment, redemption, registration of transfer, conversion or exchange or credit against a sinking fund shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancelation any Securities previously authenticated and delivered hereunder that the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustees) for cancelation any Securities previously authenticated hereunder that the Company has not issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. No Security shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures and certification of their disposal delivered to the Company unless by Company Order the Company shall direct that canceled Securities be returned to it. The Trustee shall provide the Company with a list of all Securities that have been canceled from time to time as requested by the Company.

          SECTION 310. Computation of Interest.

          Unless otherwise provided as contemplated in Section 301, interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

          SECTION 311. Medium-term Securities.

          Notwithstanding any contrary provision herein, if all Securities of a series are not to be originally issued at one time, it shall not be necessary for the Company to deliver to the Trustee an Officers' Certificate, Board Resolution, supplemental indenture, Opinion of Counsel or Company Request otherwise required pursuant to Sections 202, 301 and 303 at or prior to the time of authentication of each Security of such series if such documents are delivered to the Trustee or its agent at or prior to the authentication upon original issuance of the first Security of such series to be issued; provided that any subsequent request by the Company to the Trustee to authenticate Securities of such series upon original issuance shall constitute a representation and warranty by the Company that as of the date of such request, the statements made in the Officers' Certificate delivered pursuant to Section 102 shall be true and correct as if made on such date.

          An Officers' Certificate, supplemental indenture or Board Resolution delivered by the Company to the Trustee in the circumstances set forth in the preceding paragraph may provide that Securities which are the subject thereof will be authenticated and delivered by the Trustee or its agent on original issue from time to time upon the telephonic or written order of persons designated in such Officers' Certificate, Board Resolution or supplemental indenture (any such telephonic instructions to be confirmed promptly in writing by such persons) and that such persons are authorized to determine, consistent with such Officers' Certificate, supplemental indenture or Board Resolution, such terms and conditions of said Securities as are specified in such Officers' Certificate, supplemental indenture or Board Resolution.

          SECTION 312. CUSIP Numbers.

          The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.

          SECTION 313. Global Securities.

                  (a) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated by the Company for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

                  (b) Notwithstanding any other provision of this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (i) such Depositary (A) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or (B) has ceased to be a clearing agency registered as such under the Exchange Act or announces an intention permanently to cease business or does in fact do so or (ii) there shall have occurred and be continuing an Event of Default with respect to such Global Security.

                  (c) If any Global Security is to be exchanged for other Securities or canceled in whole, it shall be surrendered by or on behalf of the Depositary or its nominee to the Trustee, as Security Registrar, for exchange or cancelation, as provided in this Article Three. If any Global Security is to be exchanged for other Securities or canceled in part, or if another Security is to be exchanged in whole or in part for a beneficial interest in any Global Security, in each case, as provided in Section 305, then either (i) such Global Security shall be so surrendered for exchange or cancelation, as provided in this Article Three or (ii) the principal amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or canceled, or equal to the principal amount of such other Security to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Trustee, as Security Registrar, whereupon the Trustee, in accordance with the applicable procedures, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Security, the Trustee shall, subject to Section 305 and as otherwise provided in this Article Three, authenticate and deliver any Securities issuable in exchange for such Global Security (or any portion thereof) to or upon the order of, and registered in such names as may be directed by, the Depositary or its authorized representative. Upon the request of the Trustee in connection with the occurrence of any of the events specified in the preceding paragraph, the Company shall promptly make available to the Trustee a reasonable supply of Securities that are not in the form of Global Securities. The Trustee shall be entitled to rely upon any order, direction or request of the Depositary or its authorized representative which is given or made pursuant to this Article Three if such order, direction or request is given or made in accordance with the applicable procedures.

                  (d) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Article Three or otherwise, shall be authenticated and delivered in the form of, and shall be, a registered Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof, in which case such Registered Security shall be authenticated and delivered in definitive, fully registered form, without interest coupons.

                  (e) The Depositary or its nominee, as registered owner of a Global Security, shall be the Holder of such Global Security for all purposes under the Indenture and the Registered Securities, and owners of beneficial interests in a Global Security shall hold such interests pursuant to the applicable procedures. Accordingly, any such owner's beneficial interest in a Global Security will be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or its agent members and such owners of beneficial interests in a Global Security will not be considered the owners or holders thereof.


                             ARTICLE FOUR

                      SATISFACTION AND DISCHARGE

          SECTION 401. Satisfaction and Discharge of Indenture.

          This Indenture shall upon Company Request cease to be of further effect (except as to surviving rights of registration of transfer or exchange of Securities expressly provided for herein or pursuant hereto) and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture when

                  (1)      either

                           (a)   all Securities theretofore
                  authenticated and delivered (other than (i)
                  Securities that have been destroyed, lost or stolen and that have been replaced or paid as provided in
                  Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust with the Trustee or any Paying Agent or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancelation; or

                            (b)    all such Securities not theretofore
                  delivered to the Trustee for cancelation

                              (i)  have become due and payable, or

                              (ii) will become due and payable at
                    their Stated Maturity within one year, or

                              (iii) are to be called for redemption
                    within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

                  and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose United States dollars (or another currency if applicable) in an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancelation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities that have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with. (Such Opinion of Counsel may, as to all matters of fact, rely on, among other things, such Officers' Certificate.)

          Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607 and, if money shall have been deposited with the Trustee pursuant to subclause (b) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the second to the last paragraph of
Section 1003 shall survive.

          SECTION 402. Application of Trust Money.

          Subject to the provisions of the second to the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.


                             ARTICLE FIVE

                               REMEDIES

          SECTION 501. Events of Default.

          "Event of Default", wherever used herein, means with respect to any series of Securities any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless such event is either inapplicable to a particular series or it is specifically deleted or modified in the supplemental indenture creating such series of Securities or in the form of Security for such series:

                  (a) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days;

                  (b) default in the payment of the principal of (or premium, if any, on) any Security at its Stated Maturity, upon repurchase, acceleration, optional redemption, required repurchase or otherwise, or the failure to make an offer to purchase as therein required;

                  (c) default in the payment of any sinking or purchase fund or analogous obligation when the same becomes due by the terms of the Securities of such series; or

                  (d) failure by the Company to perform or comply with the provisions of Article Eight of this Indenture;

                  (e) default in the performance, or breach, of any covenant or warranty of the Company under this Indenture in respect of the Securities of such series other than a covenant or warranty in respect of the Securities of such series, a default in whose performance or whose breach is specifically dealt with in (a), (b), (c) or (d) above) and continuance of such default or breach, for a period of 90 days after specified written notice thereof has been given to the Company by the

         Trustee or to the Company and the Trustee by the Holders of at least 25% of the aggregate principal amount of the Outstanding Securities of such series;

                  (f) the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of the Company in an involuntary case or proceeding under U.S. bankruptcy laws, as now or hereafter constituted, or any other applicable Federal, State, or foreign bankruptcy, insolvency, or other similar law or (ii) a decree or order adjudging the Company bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under U.S. bankruptcy laws, as now or hereafter constituted, or any other applicable Federal, State, or foreign bankruptcy, insolvency, or similar law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of the property or assets of the Company or ordering the winding up or liquidation of the affairs of the Company and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days;

                  (g) (i) the commencement by the Company of a voluntary case or proceeding under U.S. bankruptcy laws, as now or hereafter constituted, or any other applicable Federal, State, or foreign bankruptcy, insolvency or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or (ii) the consent by the Company to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under U.S. bankruptcy laws, as now or hereafter constituted, or any other applicable Federal, State or foreign bankruptcy, insolvency, or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company, or (iii) the filing by the Company of a petition or answer or consent seeking reorganization or relief under U.S. bankruptcy laws, as now or hereafter constituted, or any other applicable Federal, State, or foreign bankruptcy, insolvency or other similar law, or (iv) the consent by the Company to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of the property or assets of the Company, or the making by the Company of an assignment for the benefit of creditors, or (v) the admission by the Company in writing of its inability to pay its debts generally as they become due, or (vi) the taking of corporate action by the Company in furtherance of any such action; or

                  (h) any other Event of Default provided in the supplemental indenture under which such series of Securities is issued or in the form of Security for such series.

          SECTION 502. Acceleration of Maturity; Rescission and Annulment.

          If an Event of Default (other than an Event of Default specified in Section 501(f) or 501(g)) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal amount of all the Outstanding Securities and any accrued and unpaid interest on all such Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount and any accrued and unpaid interest on all such Securities shall become immediately due and payable. If an Event of Default specified in Section 501(f) or 501(g) occurs and is continuing, then the principal amount of all the Securities shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

          At any time after such a declaration of acceleration has been made with respect to the Securities of any series and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter provided in this Article, the Holders of a majority in principal amount of the Outstanding Securities of such series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                    (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                              (A) all overdue interest on the
                    Securities of such series,

                              (B) all unpaid principal of (and
                    premium, if any, on) any Securities of such series that have become due otherwise than by such declaration of acceleration, and interest thereon at the rate or rates prescribed therefor by the terms of the Securities of such series, to the extent that payment of such interest is lawful,

                              (C) interest on overdue interest at the
                    rate or rates prescribed therefor by the terms of the Securities of such series to the extent that payment of such interest is lawful, and

                              (D) all sums paid or advanced by the
                    Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                  (2) all Events of Default with respect to such series of Securities, other than the nonpayment of the principal of the Securities of such series that have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

          SECTION 503. Collection of Debt and Suits for Enforcement by
Trustee.

          The Company covenants that if an Event of Default specified in Section 501(a), (b) or (c) occurs, the Company will, upon demand of the Trustee, pay to the Trustee for the benefit of the Holders of such Securities (or the Holders of any series in the case of 501(c)), the whole amount then due and payable on such Securities (or on the Securities of any such series in the case of 501(c)) for principal (and premium, if any) and interest, and interest on any overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installment of interest, at the such rate or rates prescribed therefor by the terms of any such Security (or of Securities of any such series in the case of 501(c)) by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

          If an Event of Default with respect to any series of Securities occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

          SECTION 504. Trustee May File Proofs of Claim.

          In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal, premium, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                  (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

          SECTION 505. Trustee May Enforce Claims Without Possession of Securities.

          All rights of action and claims under this Indenture or the Securities of any series may be prosecuted and enforced by the Trustee without the possession of any of the Securities of such series or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities of the series in respect of which such judgment has been recovered.

          SECTION 506. Application of Money Collected.

          Any money collected by the Trustee with respect to a series of Securities pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities of such series and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                    FIRST: To the payment of all amounts due the Trustee under Section 607;

                    SECOND: To holders of Senior Debt to the extent required by Article 13;

                    THIRD: To the payment of the amounts then due and unpaid upon the Securities of that series for principal of (and premium, if any) and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

                    FOURTH: The balance, if any, to the Company.

          SECTION 507. Limitation on Suits.

          No Holder of any Securities of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

              (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to Securities of such series;

              (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of such series have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

              (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

              (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

              (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority or more in principal amount of the Outstanding Securities of such series;

it being understood and intended that no one or more Holders of Securities of such series shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Securities of such series, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of all Securities of such series.

          SECTION 508. Unconditional Right of Holders to Receive
Principal, Premium and Interest.

          Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment, as provided herein (including, if applicable, Article Twelve) and in such Security of the principal of (and premium, if any) and (subject to Section 307) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

          SECTION 509. Restoration of Rights and Remedies.

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

          SECTION 510. Rights and Remedies Cumulative.

          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise.

The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          SECTION 511. Delay or Omission Not Waiver.

          No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

          SECTION 512. Control by Holders.

          The Holders of not less than a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, provided that

                    (1) such direction shall not be in conflict with any rule of law or with this Indenture or any Security,

                    (2) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction, and

                    (3) the Trustee need not take any action that might involve it in personal liability or be unjustly prejudicial to the Holders not consenting.

          SECTION 513. Waiver of Past Defaults.

          The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive (including by way of consents obtained with a purchase of, or a tender or exchange offer for, Securities) any past default hereunder and its consequences, except a default

                  (1) in respect of the payment of the principal of (or premium, if any) or interest on any Security of such series, or in the payment of any sinking or purchase fund or analogous obligation with respect to the Securities of such series, or

                  (2) in respect of a covenant or provision hereof that under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series.

          Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

          SECTION 514. Waiver of Stay or Extension Laws.

          The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

          SECTION 515. Undertaking for Costs.

          All parties to this Indenture agree, and each Holder of any Security by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series to which the suit relates, or to any suit instituted by any Holder for the enforcement of the payment of the principal of, premium, if any, or interest on any Security on or after the respective Stated Maturity expressed in such Security.


                              ARTICLE SIX

                              THE TRUSTEE

          SECTION 601. Certain Duties and Responsibilities.

          (1) Except during the continuance of an Event of Default with respect to any series of Securities,

                  (a) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture with respect to the Securities of such series, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (b) in the absence of bad faith on its part, the Trustee may, with respect to Securities of such series, rely conclusively, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions that by any provision hereof specifically are required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

          (2) If an Event of Default with respect to any series of Securities has occurred and is continuing, the Trustee shall exercise with respect to the Securities of such series such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          (3) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                    (a) this Subsection shall not be construed to limit the effect of Subsection (1) of this Section;

                    (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                    (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

                    (d) the Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          SECTION 602. Notice of Defaults.

          Within 90 days after the occurrence of any Default hereunder, the Trustee shall transmit in the manner and to the extent provided in TIA Section 313(c), notice of such Default hereunder known to the Trustee, unless such Default shall have been cured or waived; provided, however, that, except in the case of a Default in the payment of the principal of (or premium, if any) or interest on any Security of such series or in the payment of any sinking or purchase fund installment or analogous obligation with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders; and provided further that in the case of any Default of the character specified in Section 501(e) with respect to Securities of such series no such notice to Holders of such series shall be given until at least 60 days after the occurrence thereof.

          SECTION 603. Certain Rights of Trustee.

          Subject to the provisions of TIA Sections 315(a) through 315(d):

                  (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board
         Resolution;

                  (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (4) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction;

                  (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit; and

                  (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney (other than an agent or attorney who is an employee of the Trustee) appointed with due care by it hereunder.

          SECTION 604. Trustee Not Responsible for Recitals or
Issuance of Securities.

          The recitals contained herein and in the Securities, except for the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility and Qualification on Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

          SECTION 605. May Hold Securities.

          The Trustee, any Paying Agent, any Security Registrar or any other agent of the Company or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to TIA Sections 310(b) and 311, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

          SECTION 606. Money Held in Trust.

          Money held by the Trustee in trust hereunder shall, until used or applied as herein provided, be held in trust for the purposes for which it was received, but need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

          SECTION 607. Compensation and Reimbursement.

          The Company agrees:

                    (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                    (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may arise from or be attributable to its negligence or bad faith; and

                    (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part or on the part of its directors, officers, employees and agents, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself, and of indemnifying its directors, officers, employees and agents, against any claim or liability in connection with the exercise or performance of any of the Trustee's powers or duties hereunder.

          The Trustee shall notify the Company promptly of any claim asserted against the Trustee for which it may seek indemnity. The obligations of the Company under this Section to compensate the Trustee, to pay or reimburse the Trustee for expenses, disbursements and advances and to indemnify and hold harmless the Trustee shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. As security for the performance of such obligations of the

Company, the Trustee shall have a claim prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) or interest on particular Securities.

          When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(f) or
(g), the expenses (including the reasonable charges and expenses of its counsel) of and the compensation for such services are intended to constitute expenses of administration under any applicable Federal or State bankruptcy, insolvency or other similar law.

          The provisions of this Section shall survive the termination of this Indenture.

          SECTION 608. Disqualification; Conflicting Interests.

          The Trustee for the Securities of any series issued hereunder shall be subject to the provisions of Section 310(b) of the Trust Indenture Act during the period of time provided for therein. In determining whether the Trustee has a conflicting interest as defined in Section 310(b) of the Trust Indenture Act with respect to the Securities of any series, there shall be excluded for purposes of the conflicting interest provisions of such Section 310(b) (i) the Securities of every other series issued under this Indenture, (ii) every series of securities issued under the Indenture dated as of , between Teligent, Inc. and and (iii) every series of securities issued under the Indenture dated as of , between Teligent, Inc. and . Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the second to last paragraph of Section 310(b) of the Trust Indenture Act.

          SECTION 609. Corporate Trustee Required; Eligibility.

          There shall be at all times a Trustee hereunder with respect to each series of Securities, that shall be eligible to act as Trustee under TIA Section 310(a)(1) and 310(a)(5) and shall have a combined capital and surplus of at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of Federal, State, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee with respect to any series of Securities shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

          SECTION 610. Resignation and Removal; Appointment of
Successor.

                    (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

                    (b) The Trustee may resign with respect to any series of Securities at any time by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                    (c) The Trustee may be removed with respect to any series of Securities at any time by Act of the Holders of not less than a majority in principal amount of the Outstanding Securities of that series, delivered to the Trustee and to the Company.

                    (d) If at any time:

                              (1) the Trustee shall fail to comply
                    with the provisions of TIA Section 310(b) with respect to any series of Securities after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security of that series for at least six months, or

                              (2) the Trustee shall cease to be
                    eligible under Section 609 with respect to any series of Securities and shall fail to resign after written request therefor by the Company or by any such Holder who has been a bona fide Holder of a Security for at least six months, or

                              (3) the Trustee shall become incapable
                    of acting with respect to any series of Securities or

                              (4) the Trustee shall be adjudged a
                    bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company, by a Board Resolution, may remove the Trustee, with respect to the series, or in the case of clause (4), with respect to all series or (ii) subject to TIA Section 315(e), any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee with respect to the series, or, in the case of clause (4), with respect to all series.

          (e) If the Trustee shall resign, be removed or become incapable of acting with respect to any series of Securities, or if a vacancy shall occur in the office of Trustee with respect to any series of Securities for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee for that series of Securities. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to such series of Securities shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to such series and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security of that series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to the Holders of Securities in the manner provided for in
Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

          SECTION 611. Acceptance of Appointment by Successor.

          Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective with respect to any series as to which it is resigning or being removed as Trustee and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon reasonable request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

          In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the predecessor Trustee and each successor Trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Securities of any series as to which the predecessor Trustee is not being succeeded shall continue to be vested in the predecessor Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be Trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee.

          No successor Trustee with respect to any series of Securities shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible with respect to that series under this Article.

          SECTION 612. Merger, Conversion, Consolidation or Succession to Business.

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities. In case at that time any of the Securities shall not have been authenticated, any successor Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee. In all such cases such certificates shall have the full force and effect that this Indenture provides for the certificate of authentication of the Trustee; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

          SECTION 613. Conflicting Interests.

          The Trustee shall be subject to and comply with the provisions of Section 310(b) of the TIA.

          SECTION 614. Preferential Collection of Claims Against
Issuers.

          The Trustee shall comply with Section 311(a) of the TIA, excluding any creditor relationship listed in Section 311(b) of the TIA. If the present or any future Trustee shall resign or be removed, it shall be subject to Section 311(a) of the TIA to the extent provided therein.

          SECTION 615. Appointment of Authenticating Agent.

          At any time when any of the Securities remain Outstanding the Trustee, with the approval of the Company, may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption thereof or pursuant to
Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as an Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and, if other than the Company itself, subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

          Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

          An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and, if other than the Company, to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and, if other than the Company, to the Company Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee, with the approval of the Company, may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

          The Trustee agrees to pay to each Authenticating Agent (other than an Authenticating Agent appointed at the request of the Company from time to time) reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

          If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                    [                      ],

                                      by
                                        ----------------------------
                                          As Authenticating Agent


Date:                                 by
     --------                           ----------------------------
                                             Authorized Signatory

                             ARTICLE SEVEN

           HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

          SECTION 701. Disclosure of Names and Addresses of Holders.

          Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that none of the Company or the Trustee or any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with TIA Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request under TIA Section 312(b).

          SECTION 702. Reports by Trustee.

          Within 60 days after       of each year commencing with the first
after the first issuance of Securities, the Trustee shall transmit to the Holders, in the manner and to the extent provided in TIA Section 313(c), a brief report dated as of such if required by TIA Section
313(a).

          SECTION 703. Reports by Company.

          The Company shall:

         (1) whether or not the Company is subject to Section 13(a) or 15(d) of the Exchange Act or any successor provision thereto, file with the Commission the annual reports, quarterly reports and other documents that the Company would have been required to file with the Commission pursuant to such Section 13(a), 15(d) or any successor provision thereto if the Company were subject thereto and shall file such documents with the Commission on or prior to the respective dates (the "Required Filing Dates") by which the Company would have been required to file them;

         (2) whether or not the Company is subject to Section 13(a) or 15(d) of the Exchange Act or any successor provision thereto, within 15 days of each Required Filing Date, file with the Trustee copies of the annual reports, quarterly reports and other documents (without exhibits) that the Company would have been required to file with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act or any successor provisions thereto if the Company was subject thereto:

         (3) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

         (4) transmit by mail to all Holders, in the manner and to the extent provided in TIA Section 313(c), within 15 days after the filing thereof with the Commission, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1), (2) and (3) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

          If the Company is not permitted under the Exchange Act to file with the Commission such reports and other information referred to in Section 703(1), the Company shall promptly upon written request supply copies of such documents (without exhibits) to prospective purchasers of the Securities or their representatives.


                             ARTICLE EIGHT

         CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

          SECTION 801. Company May Consolidate, Etc., Only on Certain
Terms.

          The Company shall not consolidate with or merge into any other Person or sell, convey, assign, transfer, lease or otherwise dispose of all or substantially all of its property and assets to any Person, unless:

                  (a) either (i) the Company shall be the continuing corporation or (ii) the corporation (if other than the Company) formed by such consolidation or into which the Company is merged, or the Person that acquires, by sale, assignment, conveyance, transfer, lease or disposition, all or substantially all of the property and assets of the Company and its Subsidiaries taken as a whole (such corporation or Person, the "Surviving Entity"), shall be a corporation organized and validly existing under the laws of the United States of America, any political subdivision thereof or any State thereof or the District of Columbia, and shall expressly assume, by a supplemental indenture, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of the Company's covenants and obligations under this Indenture;

                  (b) immediately before and after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing or would result therefrom; and

                  (c) the Company or such Person shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

          Notwithstanding the foregoing, the Company may merge with an Affiliate incorporated or organized for the sole purpose of reincorporating or reorganizing the Company in another jurisdiction to realize tax or other benefits provided such merger meets the requirements of clauses (a), (b) and (c) of the preceding paragraphs.

          Upon any transaction or series of transactions that are of the type described in, and are effected in accordance with, the foregoing paragraphs, the Surviving Entity (if other than the Company) shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture and the Securities with the same effect as if such Surviving Entity had been named as the Company herein; and when a Surviving Person duly assumes all of the obligations and covenants of the Company pursuant to this Indenture and the Securities, except in the case of a lease, the predecessor Person shall be relieved of all such obligations.

          SECTION 802. Successor Substituted.

          Upon any consolidation of the Company with or merger of the Company with or into any other corporation or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety to any Person in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and in the event of any such conveyance or transfer, the Company (which term shall for this purpose mean the Person named as the "Company" in the first paragraph of this Indenture or any successor Person that shall theretofore become such in the manner described in Section 801), except in the case of a lease, shall be discharged of all obligations and covenants under this Indenture and the Securities and may be dissolved and liquidated.


                             ARTICLE NINE

                        SUPPLEMENTAL INDENTURES

          SECTION 901. Supplemental Indentures Without Consent of Holders.

          Without notice to or the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may amend, waive or supplement this Indenture and Securities and the Control Agreement and (if necessary) enter into one or more indentures supplemental hereto, in form reasonably satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company contained herein, and in the Securities, or

                  (2) to add to the covenants of the Company or to surrender any right or power herein conferred upon the Company for the benefit of the Holders of the Securities of any or all series (and if such covenants or the surrender of such right or power are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included or such surrenders are expressly being made solely for the benefit of one or more specified series), or

                  (3) to add any additional Events of Default in respect of the Securities of any or all series (and if such additional Events of Default are to be in respect of less than all series of Securities, stating that such Events of Default are expressly being included solely for the benefit of one or more specified series), or

                  (4) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee pursuant to the requirements of Section 611, or

                  (5) to cure any ambiguity, to correct or supplement any provision herein that may be inconsistent with any other provision herein, or to add any other provisions with respect to matters or questions arising under this Indenture; provided that such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect, or

                  (6) to secure the Securities or to add guarantors to the Securities, or

                  (7) to provide for uncertificated Securities in addition to or in place of certificated Securities, or

                  (8) to change or eliminate any of the provisions herein; provided that any such change or elimination shall become effective only when there is not Outstanding any Security created prior to the execution of such amendment, waiver or supplemental indenture that is entitled to the benefit of such provision, or

                  (9) to establish any form of Security, as provided in Article Two, and to provide for the issuance of any series of Securities as provided in Article Three and to set forth the terms thereof or to add to the rights of the Holders of the Securities of any series; or

                  (10) to comply with the requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act.

          SECTION 902. Supplemental Indentures with Consent of Holders.

          With the consent (including consents obtained with a purchase of, or a tender or exchange offer for, Securities) of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture or indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may amend, waive or supplement this Indenture, and (if necessary) enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent (including consents obtained with a purchase of, or a tender or exchange offer for, Securities) of the Holder of each Outstanding Security affected thereby:

                  (1) change the Stated Maturity of the principal of or any installment of interest on any Security, or reduce the principal amount thereof (or premium, if any) or the rate of interest thereon or change the coin or currency in which any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

                  (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture, or

                  (3) subordinate in right of payment, or otherwise subordinate, the Securities to any other Debt (other than Senior Debt), or

                  (4) modify any provision of this Indenture relating to the calculation of accreted value, or

                  (5) modify any of the provisions of this Section or Sections 513, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

          A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

          It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

          SECTION 903. Execution of Supplemental Indentures.

          In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not (except to the extent required in the case of a supplemental indenture entered into under Section 901(4) or 901(10)) be obligated to, enter into any such supplemental indenture that affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

          SECTION 904. Effect of Supplemental Indentures.

          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

          SECTION 905. Conformity with Trust Indenture Act.

          Every supplemental indenture executed pursuant to the Article shall conform to the requirements of the Trust Indenture Act as then in effect if this Indenture shall then be required to be qualified under the TIA.

          SECTION 906. Reference in Securities to Supplemental Indentures.

          Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, replacement Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.


                              ARTICLE TEN

                               COVENANTS

          SECTION 1001. Payment of Principal, Premium, If Any, and Interest.

          With respect to each series of Securities, the Company will duly and punctually pay the principal of (and premium, if any) and interest on such Securities in accordance with their terms and this Indenture, and will duly comply with all the other terms, agreements and conditions contained in, or made in the Indenture for the benefit of, the Securities of such series.

          SECTION 1002. Maintenance of Office or Agency.

          The Company will maintain in The City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Trustee's New York Corporate Trust Office at 40 Broad Street, 5th Floor, Suite 550, New York, New York 10004 shall be such office or agency of the Company, unless the Company shall designate and maintain some other office or agency for one or more of such purposes. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

          The Company may also from time to time designate one or more other offices or agencies (in or outside of The City of New York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind any such designation; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in The City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such other office or agency.

          SECTION 1003. Money for Security Payments to Be Held in Trust.

          If the Company shall at any time act as its own Paying Agent for any series of Securities, it will, on or before each due date of the principal of (or premium, if any) or interest on, any of the Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal of (or premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

          Whenever the Company shall have one or more Paying Agents for any series of such Securities, it will, on or before each due date of the principal of (or premium, if any) or interest any Securities of such series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of such action or any failure so to act.

          The Company will cause each Paying Agent (other than the Company or the Trustee for any series of Securities) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities of such series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of such series) in the making of any payment of principal (and premium, if any) or interest on the Securities of such series; and

                  (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture with respect to any series of Securities or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent in respect of each and every series of Securities as to which it seeks to discharge this Indenture or, if for any other purpose, all sums so held in trust by the Company in respect of all Securities, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (or premium, if any) or interest on any Security of any series and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

          The Company initially authorizes the Trustee to act as Paying Agent for the Securities on its behalf. The Company may at any time and from time to time authorize one or more Persons to act as Paying Agent in addition to or in place of the Trustee with respect to any series of Securities issued under this Indenture.

          SECTION 1004. Statement by Officers as to Default.

          The Company will deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement signed by the principal executive officer, principal financial officer or principal accounting officer of the Company, stating that

                  (1) a review of the activities of the Company during such year and of the Company's performance under this Indenture and under the terms of the Securities has been made under his supervision; and

                  (2) to the best of his knowledge, based on such review, the Company has complied with all conditions and covenants under this Indenture through such year, or, if there has been a Default in the fulfillment of any such obligation, specifying each such Default known to him and the nature and status thereof (other than with respect to Debt in the principal amount of less than $15,000,000).

          For purposes of this Section 1004, compliance shall be determined without regard to any grace period or requirement of notice provided pursuant to the terms of this Indenture.


                            ARTICLE ELEVEN

                       REDEMPTION OF SECURITIES

          SECTION 1101. Applicability of Article.

          The Company may reserve the right to redeem and pay before Stated Maturity all or any part of the Securities of any series, either by optional redemption, sinking or purchase fund or analogous obligation or otherwise, by provision therefor in the form of Security for such series established and approved pursuant to Section 202 and on such terms as are specified in such form or in the Board Resolution or indenture supplemental hereto with respect to Securities of such series as provided in Section 301 Redemption of Securities of any series shall be made in accordance with the terms of such Securities and, to the extent that this Article does not conflict with such terms, the succeeding Sections of this Article.

          SECTION 1102. Election to Redeem; Notice to Trustee.

          In the case of any redemption of Securities (i) prior to the expiration of any restriction on such redemption provided in the terms of such securities or elsewhere in this Indenture, or (ii) pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or condition.

          SECTION 1103. Selection by Trustee of Securities to Be Redeemed.

          If less than all the Securities of like tenor and terms of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee from the Outstanding Securities of such series not previously called for redemption in compliance with the requirements of the principal national securities exchange, if any, on which the Securities are listed or, if the Securities are not then listed on a national securities exchange, on a pro rata basis or by lot or any other method as the Trustee shall deem fair and appropriate and that may provide for the selection for redemption of portions of the principal of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series. Unless otherwise provided in the terms of a particular series of Securities, the portions of the principal of Securities so selected for partial redemption shall be equal to the minimum authorized denomination of the Securities of such series, or an integral multiple thereof, and the principal amount which remains outstanding shall not be less than the minimum authorized denomination for Securities of such series. If less than all the Securities of unlike tenor and terms of a series are to be redeemed, the particular Securities to be redeemed shall be selected by the Company.

          The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Security selected for partial redemption, the principal amount thereof to be redeemed.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security that has been or is to be redeemed.

          SECTION 1104. Notice of Redemption.

          Notice of redemption shall be given in the manner provided for in Section 106 not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed.

          All notices of redemption shall state:

                  (1)      the Redemption Date,

                  (2) the Redemption Price and the amount of accrued interest to the Redemption Date payable as provided in
         Section 1106, if any,

                  (3) if less than all Outstanding Securities of any series are to be redeemed, the identification including CUSIP numbers (and, in the case of a partial redemption, the principal amounts) of the particular Securities to be redeemed,

                  (4) in case any Security is to be redeemed in part only, the notice that relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the holder will receive, without charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed,

                  (5) that on the Redemption Date the Redemption Price (and accrued interest, if any, to the Redemption Date payable as provided in Section 1106) will become due and payable upon each such Security, or the portion thereof, to be redeemed, and that interest thereon will cease to accrue on and after said date,

                  (6) the place or places where such Securities are to be surrendered for payment of the Redemption Price and accrued interest, if any, and

                  (7) that the redemption is on account of a sinking or purchase fund, or other analogous obligation, if that be the case.

          Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

          SECTION 1105. Deposit of Redemption Price.

          Prior to 12:00 noon, New York City time, on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and accrued interest on, all the Securities that are to be redeemed on that date.

          SECTION 1106. Securities Payable on Redemption Date.

          Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified (together with accrued interest, if any, to the Redemption Date), and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

          On and after any Redemption Date, if money sufficient to pay the Redemption Price of any accrued and unpaid interest on Securities called for redemption shall have been made available in accordance with Section 1105, the Securities called for redemption will cease to accrue interest and the only right of the Holders of such

Securities will be to receive payment of the Redemption Price of and, subject to the provision in the preceding paragraph, any accrued and unpaid interest on such Securities to the Redemption Date.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate borne by the Security.

          SECTION 1107. Securities Redeemed in Part.

          Any Security that is to be redeemed only in part shall be surrendered at the office or agency of the Company maintained for such purpose pursuant to Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holders attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

          SECTION 1108. Provisions with Respect to Any Sinking Funds.

          Unless the form or terms of any series of Securities shall provide otherwise, in lieu of making all or any part of any mandatory sinking fund payment with respect to such series of Securities in cash, the Company may at its option (1) deliver to the Trustee for cancelation any Securities of such series theretofore acquired by the Company, or (2) receive credit for any Securities of such series (not previously so credited) acquired by the Company and theretofore delivered to the Trustee for cancelation or redeemed by the Company other than through the mandatory sinking fund, and if it does so then
(i) Securities so delivered or credited shall be credited at the applicable sinking fund Redemption Price with respect to Securities of such series, and (ii) on or before the 60th day next preceding each sinking fund Redemption Date with respect to such series of Securities, the Company will deliver to the Trustee (A) an Officers' Certificate specifying the portions of such sinking fund payment to be satisfied by payment of cash and by delivery or credit of Securities of such series acquired by the Company or so redeemed, and (B) such Securities so acquired, to the extent not previously surrendered. Such Officers' Certificate shall also state the basis for such credit and that the Securities for which the Company elects to receive credit have not been previously so credited and were not redeemed by the Company through operation of the mandatory sinking fund, if any, provided with respect to such Securities and shall also state that no Event of Default with respect to Securities of such series has occurred and is continuing All Securities so delivered to the Trustee shall be canceled by the Trustee and no Securities shall be authenticated in lieu thereof.

          If the sinking fund payment or payments (mandatory or optional) with respect to any series of Securities made in cash plus any unused balance of any preceding sinking fund payments with respect to Securities of such series made in cash shall exceed $50,000 (or a lesser sum if the Company shall so request), unless otherwise provided by the terms of such series of Securities, that cash shall be applied by the Trustee on the sinking fund Redemption Date with respect to Securities of such series next following the date of such payment to the redemption of Securities of such series at the applicable sinking fund Redemption Price with respect to Securities of such series, together with accrued interest, if any, to the date fixed for redemption, with the effect provided in Section 1106. The Trustee shall select, in the manner provided in Section 1103, for redemption on such sinking fund Redemption Date a sufficient principal amount of Securities of such series to utilize that cash and shall thereupon cause notice of redemption of the Securities of such series for the sinking fund to be given in the manner provided in Section 1104 (and with the effect provided in Section 1106) for the redemption of Securities in part at the option of the Company. Any sinking fund moneys not so applied or allocated by the Trustee to the redemption of Securities of such series shall be added to the next cash sinking fund payment with respect to Securities of such series received by the Trustee and, together with such payment, shall be applied in accordance with the provisions of this Section 1108. Any and all sinking fund moneys with respect to Securities of any series held by the Trustee at the Maturity of Securities of such series, and not held for the payment or redemption of particular Securities of such series, shall be applied by the Trustee, together with other moneys, if necessary, to be deposited sufficient for the purpose, to the payment of the principal of the Securities of such series at Maturity.

          On or before each sinking fund Redemption Date provided with respect to Securities of any series, the Company shall pay to the Trustee in cash a sum equal to all accrued interest, if any, to the date fixed for redemption on Securities to be redeemed on such sinking fund Redemption Date pursuant to this Section 1108.


                            ARTICLE TWELVE

                  DEFEASANCE AND COVENANT DEFEASANCE

          SECTION 1201. Applicability of Article; Company's Option to Effect Defeasance or Covenant Defeasance. If, pursuant to Section 301, provision is made for either or both of (a) defeasance of the Securities of or within a series under Section 1202 or (b) covenant defeasance of the Securities of or within a series under Section 1203, then the provisions of such Section or Sections, as the case may be, together with the other provisions of this Article (with such modifications thereto as may be specified pursuant to Section 301 with respect to any Securities), shall be applicable to such Securities, and the Company may at its option by Board Resolution, at any time, with respect to such Securities, elect to have Section 1202 (if applicable) or Section 1203 (if applicable) be applied to such Outstanding Securities upon compliance with the conditions set forth below in this Article.

          SECTION 1202. Defeasance and Discharge. Upon the Company's exercise of the above option applicable to this Section with respect to any Securities of or within a series, the Company shall be deemed to have been discharged from its obligations with respect to such Outstanding Securities on the date the conditions set forth in Section 1204 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Outstanding Securities and any coupons appertaining thereto, which shall thereafter be deemed to be "Outstanding" only for the purposes of
Section 1205 and the other Sections of this Indenture referred to in clauses (A) and (B) of this Section, and to have satisfied all its other obligations under such Securities and any coupons appertaining thereto and this Indenture insofar as such

Securities and any coupons appertaining thereto are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of such Outstanding Securities and any coupons appertaining thereto to receive, solely from the trust fund described in Section 1204 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest, if any, on such Securities and any coupons appertaining thereto when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 305, 306, 1002 and 1003, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article. Subject to compliance with this Article Twelve, the Company may exercise its option under this Section notwithstanding the prior exercise of its option under Section 1203 with respect to such Securities and any coupons appertaining thereto.

          SECTION 1203. Covenant Defeasance. Upon the Company's exercise of the above option applicable to this Section with respect to any Securities of or within a series, the Company shall be released from its obligations under Section 1004, and, if specified pursuant to
Section 301, its obligations under any other covenant, with respect to such Outstanding Securities and any coupons appertaining thereto on and after the date the conditions set forth in Section 1204 are satisfied (hereinafter, "covenant defeasance"), and such Securities and any coupons appertaining thereto shall thereafter be deemed to be not "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with Section 1004, or such other covenant, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to such Outstanding Securities and any coupons appertaining thereto, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or such other covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or such other covenant or by reason of reference in any such Section or such other covenant to any other provision herein or in any other document and such omission to comply shall not constitute a default or an Event of Default under Section 501(e) or 501(h) or otherwise, as the case may be, but, except as specified above, the remainder of this Indenture and such Securities and any coupons appertaining thereto shall be unaffected thereby.

          SECTION 1204. Conditions to Defeasance or Covenant
Defeasance. The following shall be the conditions to application of
Section 1202 or Section 1203 to any Outstanding Securities of or within a series and any coupons appertaining thereto:

                  (a) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609 who shall agree to comply with the provisions of this Article Fourteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities and any coupons appertaining thereto, (1) an amount (in such currency, currencies of currency unit in which such Securities and any coupons appertaining thereto are then specified as payable at Stated Maturity), or (2) U.S. Government Obligations applicable to such Securities and coupons appertaining thereto (determined on the basis of the currency, currencies or currency unit in which such Securities and coupons appertaining thereto are then specified as payable at Stated Maturity) which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment of principal of (and premium, if any) and interest, if any, on such Securities and any coupons appertaining thereto, money in an amount, or (3) a combination thereof, in any case, in an amount, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge,
         (i) the principal of (and premium, if any) and interest, if any, on such Outstanding Securities and any coupons appertaining thereto on the Stated Maturity of such principal or installment of principal or interest and (ii) any mandatory sinking fund payments or analogous payments applicable to such Outstanding Securities and any coupons appertaining thereto on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities and any coupons appertaining thereto.

                  (b) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound.

                  (c) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to such Securities and any coupons appertaining thereto shall have occurred and be continuing on the date of such deposit or, insofar as Sections 501(f) and 501(g) are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

                  (d) In the case of an election under Section 1202, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (ii) since the date of execution of this Indenture, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of such Outstanding Securities and any coupons appertaining thereto will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same time as would have been the case if such defeasance had not occurred.

                  (e) In the case of an election under Section 1203, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Outstanding Securities and any coupons appertaining thereto will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

                  (f) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance under
         Section 1202 or the covenant defeasance under

         Section 1203 (as the case may be) have been complied with and an Opinion of Counsel to the effect that either (i) as a result of a deposit pursuant to subsection (a) above and the related exercise of the Company's option under Section 1202 or Section 1203 (as the case may be), registration is not required under the Investment Company Act of 1940, as deposit or by the Trustee for such trust funds or (ii) all necessary registrations under said Act have been effected.

                  (g) Notwithstanding any other provisions of this Section, such defeasance or covenant defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations which may be imposed on the Company in connection therewith pursuant to Section 301.

          SECTION 1205. Deposited Money and U.S. Government Obligations to Be Held in Trust; Other Miscellaneous Provisions. Subject to the provisions of the penultimate paragraph of Section 1003, all money and U.S. Government Obligations (or other property as may be provided pursuant to Section 301) (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 1205, the "Trustee") pursuant to Section 1204 in respect of any Outstanding Securities of any series and any coupons appertaining thereto shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and any coupons appertaining thereto and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities and any coupons appertaining thereto of all sums due and to become due thereon in respect of principal (and premium, if any) and interest and Additional Amounts, if any, but such money need not be segregated from other funds except to the extent required by law.

          The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1204 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the holders of such Outstanding Securities and any coupons appertaining thereto.

          Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations (or other property and any proceeds therefrom) held by it as provided in Section 1204 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect a defeasance or covenant defeasance, as applicable, in accordance with this Article.


                           ARTICLE THIRTEEN

                             SUBORDINATION

          SECTION 1301. Agreement To Subordinate. The Company agrees, and each Holder by accepting a Security agrees, that the Debt evidenced by the Securities is subordinated in right of payment, to the extent and in the manner provided in this Article XIII, to the payment when due of all Senior Debt of the Company and that the subordination is for the benefit of and enforceable by the holders of such Senior Debt. The Securities shall in all respects rank pari passu with any future Senior Subordinated Debt and senior to all existing and future junior subordinated Debt of the Company, and only Senior Debt shall rank senior to the Securities in accordance with the provisions set forth herein. All provisions of this Article 13 shall be subject to Section 1312.

          SECTION 1302. Liquidation, Dissolution, Bankruptcy. Upon any payment or distribution of the assets of the Company upon a total or partial liquidation, dissolution or winding up of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its Property:

                  (1) the holders of Senior Debt will be entitled to receive payment in full in cash before the Holders of the Securities are entitled to receive any payment of principal of or interest on the Securities, except that Holders of Securities may receive and retain shares of stock and any debt securities that are subordinated to the Senior Debt to at least the same extent as the Securities; and

                  (2) until the Senior Debt is paid in full in cash, any distribution to which Holders of the Securities would be entitled but for this Article 13 will be made to holders of the Senior Debt as their interests may appear.

          SECTION 1303. Default on Senior Debt. The Company may not pay principal of, or premium, if any, or interest on, the Securities, or make any deposit pursuant to Section 1202, and may not repurchase, redeem or otherwise retire any Securities (collectively, "pay the Securities") if (a) any principal, premium or interest in respect of any Senior Debt is not paid within any applicable grace period (including at maturity) or (b) any other default on Senior Debt occurs and the maturity of such Senior Debt is accelerated in accordance with its terms unless, in either case, (1) the default has been cured or waived and any such acceleration has been rescinded or (2) such Senior Debt has been paid in full in cash; provided, however, that the Company may pay the Securities without regard to the foregoing if the Company and the Trustee receive written notice approving such payment from the Representative of such issue of Senior Debt. During the continuance of any default (other than a default described in clause
(a) or (b) of the preceding sentence) with respect to any Designated Senior Debt pursuant to which the maturity thereof may be accelerated immediately without further notice (except any notice required to effect the acceleration) or the expiration of any applicable grace period, the Company may not pay the Securities for a period (a "Payment Blockage Period") commencing upon the receipt by the Company and the Trustee of written notice of such default from the Representative of the holders of such Designated Senior Debt specifying an election to effect a Payment Blockage Period (a "Payment Blockage Notice") and ending 179 days thereafter (unless such Payment Blockage Notice is earlier terminated (a) by written notice to the Trustee and the Company from the Representative that gave such Payment Blockage Notice, (b) because such default is no longer continuing or
(c) because such Designated Senior Debt has been repaid in full in cash). Unless the holders of such Designated Senior Debt or the Representative of such holders have accelerated the maturity of such Designated Senior Debt and not rescinded such acceleration, the Company may (unless otherwise prohibited as described in the first sentence of this paragraph) resume payments on the Securities after the end of such Payment Blockage Period. Not more than one Payment Blockage Notice with respect to all issues of Designated Senior Debt may be given in any consecutive 360-day period, irrespective of the number of defaults with respect to one or more issues of Designated Senior Debt during such period.

          SECTION 1304. Acceleration of Payment of Securities. If payment of the Securities is accelerated when any Designated Senior Debt is outstanding, the Company may not pay the Securities until three Business Days after the Representatives of all issues of Designated Senior Debt receive notice of such acceleration and, thereafter, may pay the Securities only if this Indenture otherwise permits payment at that time.

          SECTION 1305. When Distribution Must Be Paid Over. If a distribution is made to Holders that because of this Article XIII should not have been made to them, the Holders who receive the distribution shall hold it in trust for holders of Senior Debt and pay it over to them as their interests may appear.

          SECTION 1306. Subrogation. After all Senior Debt is paid in full and until the Securities are paid in full, Holders shall be subrogated to the rights of holders of Senior Debt to receive distributions applicable to Senior Debt. A distribution made under this Article XIII to holders of Senior Debt that otherwise would have been made to Holders is not, as between the Company and Holders, a payment by the Company on such Senior Debt.

          SECTION 1307. Relative Rights. This Article XIII defines the relative rights of Holders and holders of Senior Debt. Nothing in this Indenture shall:

                  (1) impair, as between the Company and Holders, the obligation of the Company, which is absolute and unconditional, to pay principal of and interest on the Securities in accordance with their terms; or

                  (2) prevent the Trustee or any Holder from exercising its available remedies upon a Default or an Event of Default, subject to the rights of holders of Senior Debt to receive distributions otherwise payable to Holders.

          SECTION 1308. Subordination May Not Be Impaired by Company. No right of any holder of Senior Debt to enforce the subordination of the Debt evidenced by the Securities shall be impaired by any act or failure to act by the Company or by its failure to comply with this Indenture.

          SECTION 1309. Rights of Trustee and Paying Agent. Notwithstanding Section 1303, the Trustee or Paying Agent may continue to make payments on the Securities and shall not be charged with knowledge of the existence of facts that would prohibit the making of any such payments unless, not less than two Business Days prior to the date of such payment, a Trust Officer receives notice satisfactory to it that payments may not be made under this Article XIII. The Company, the Registrar or co-registrar, the Paying Agent, a Representative or a holder of Senior Debt may give the notice; provided, however, that, if an issue of Senior Debt has a Representative, only the Representative may give the notice.

          The Trustee in its individual or any other capacity may hold Senior Debt with the same rights it would have if it were not Trustee. The Registrar and co-registrar and the Paying Agent may do the same with like rights. The Trustee shall be entitled to all the rights set forth in this Article XIII with respect to any Senior Debt that may at any time be held by it, to the same extent as any other holder of such Senior Debt; and nothing in Article VI shall deprive the Trustee of any of its rights as such holder. Nothing in this Article XIII shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.

          SECTION 1310. Distribution or Notice to Representative.
Whenever a distribution is to be made or a notice given to holders of Senior Debt, the distribution may be made and the notice given to their Representative (if any).

          SECTION 1311. Article XIII Not To Prevent Events of Default or Limit Right To Accelerate. The failure to make a payment pursuant to the Securities by reason of any provision in this Article XIII shall not be construed as preventing the occurrence of a Default. Nothing in this Article XIII shall have any effect on the right of the Holders or the Trustee to accelerate the maturity of the Securities.

          SECTION 1312. Trust Moneys Not Subordinated. Notwithstanding anything contained herein to the contrary, payments from money or the proceeds of U.S. Government Obligations held in trust under Article XII by the Trustee for the payment of principal of and interest on the Securities shall not be subordinated to the prior payment of any Senior Debt or subject to the restrictions set forth in this Article XIII, and none of the Holders shall be obligated to pay over any such amount to the Company or any holder of Senior Debt or any other creditor of the Company.

          SECTION 1313. Trustee Entitled To Rely. Upon any payment or distribution pursuant to this Article XIII, the Trustee and the Holders shall be entitled to rely (i) upon any order or decree of a court of competent jurisdiction in which any proceedings of the nature referred to in Section 1302 are pending, (ii) upon a certificate of the liquidating trustee or agent or other Person making such payment or distribution to the Trustee or to the Holders or (iii) upon the Representatives for the holders of Senior Debt for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Debt and other Debt of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XIII. In the event that the Trustee determines, in good faith, that evidence is required with respect to the right of any Person as a holder of Senior Debt to participate in any payment or distribution pursuant to this Article XIII, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of such Senior Debt held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and other facts pertinent to the rights of such Person under this Article 13, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment. The provisions of Sections 601 and 603 shall be applicable to all actions or omissions of actions by the Trustee pursuant to this
Article XIII.

          SECTION 1314. Trustee To Effectuate Subordination. Each Holder by accepting a Security authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination between the Holders and the holders of Senior Debt as provided in this Article XIII and appoints the Trustee as attorney-in-fact for any and all such purposes.

          SECTION 1315. Trustee Not Fiduciary for Holders of Senior Debt. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt and shall not be liable to any such holders if it shall mistakenly pay over or distribute to Holders or the Company or any other Person, money or assets to which any holders of Senior Debt shall be entitled by virtue of this Article 13 or otherwise.

          SECTION 1316. Reliance by Holders of Senior Debt on Subordination Provisions. Each Holder by accepting a Security acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration to each holder of any Senior Debt, whether such Senior Debt was created or acquired before or after the issuance of the Securities, to acquire and continue to hold, or to continue to hold, such Senior Debt and such holder of such Senior Debt shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Debt.


          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed and attested, all as of the day and year first above written.


                                     TELIGENT, INC.


                                     By
                                       ---------------------------------
                                       Title:


                                     FIRST UNION NATIONAL BANK


                                     By
                                        ---------------------------------
                                        Title:

                           TABLE OF CONTENTS


                                                                  Page

PARTIES..............................................................1
RECITALS OF THE COMPANY..............................................1


                              ARTICLE ONE

        DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

         SECTION 101.  Definitions..........................................1
         Act................................................................2
         Additional Amounts.................................................2
         Affiliate..........................................................2
         Authenticating Agent...............................................2
         Board of Directors.................................................2
         Board Resolution...................................................2
         Business Day.......................................................2
         Commission.........................................................2
         Company............................................................2
         Company Request or Company Order...................................3
         Corporate Trust Office.............................................3
         Debt...............................................................3
         Default............................................................3
         Defaulted Interest.................................................3
         Depositary.........................................................3
         Designated Senior Debt.............................................3
         Event of Default...................................................3
         Exchange Act.......................................................3
         Global Security....................................................3
         Holder.............................................................3
         Indenture or this Indenture........................................3
         Interest...........................................................4
         Interest Payment Date..............................................4
         Maturity...........................................................4
         Officers' Certificate..............................................4
         Opinion of Counsel.................................................4
         Original Issue Discount Security...................................4
         Outstanding........................................................4
         Paying Agent.......................................................5
         Person.............................................................5
         Predecessor Security...............................................5
         Property...........................................................6
         Redemption Date....................................................6
         Redemption Price...................................................6
         Regular Record Date................................................6
         Representative.....................................................6

         Responsible Officer................................................6
         Securities Act.....................................................6
         Security or Securities.............................................6
         Security Register and Security Registrar...........................6
         Senior Debt........................................................6
         Special Record Date................................................6
         Senior Subordinated Debt...........................................6
         Stated Maturity....................................................7
         Subsidiary.........................................................7
         Trust Indenture Act or TIA.........................................7
         Trust Officer......................................................7
         Trustee............................................................7
         U.S. Government Obligations........................................7
         Vice President.....................................................8
         Voting Stock.......................................................8
         SECTION 102.  Compliance Certificates and Opinions.................8
         SECTION 103.  Form of Documents Delivered to Trustee...............9
         SECTION 104.  Acts of Holders......................................9
         SECTION 105.  Notices, Etc., to Trustee and Company...............10
         SECTION 106.  Notice to Holders; Waiver...........................11
         SECTION 107.  Effect of Headings, Table of Contents and Recitals..11
         SECTION 108.  Successors and Assigns..............................11
         SECTION 109.  Separability Clause.................................11
         SECTION 110.  Benefits of Indenture...............................11
         SECTION 111.  Governing Law.......................................12
         SECTION 112.  Legal Holidays......................................12
         SECTION 113.  No Recourse Against Others..........................12
         SECTION 114.  Exhibits and Schedules..............................12
         SECTION 115.  Counterparts........................................12
         SECTION 116.  Judgment Currency...................................12
         SECTION 117.  Duplicate Originals.................................13
         SECTION 118.  Incorporation by Reference of TIA...................13

                              ARTICLE TWO

                            SECURITY FORMS

         SECTION 201.  Forms Generally.....................................13
         SECTION 202.  Forms of Securities.................................13
         SECTION 203.  Form of Trustee's Certificate of Authentication.....14
         SECTION 204.  Securities Issuable in the Form of a Global
                         Security..........................................14

                             ARTICLE THREE

                            THE SECURITIES

         SECTION 301.  Title and Terms.....................................16
         SECTION 302.  Denominations.......................................19
         SECTION 303.  Execution, Authentication, Delivery and Dating......19
         SECTION 304.  Temporary Securities................................20
         SECTION 305.  Registration, Transfer and Exchange.................21

         SECTION 306.  Mutilated, Destroyed, Lost and Stolen Securities....22
         SECTION 307.  Payment of Interest; Interest Rights Preserved......23
         SECTION 308.  Persons Deemed Owners...............................24
         SECTION 309.  Cancelation.........................................24
         SECTION 310.  Computation of Interest.............................25
         SECTION 311.  Medium-term Securities..............................25
         SECTION 312.  CUSIP Numbers.......................................25
         SECTION 313.  Global Securities...................................25


                             ARTICLE FOUR

                      SATISFACTION AND DISCHARGE

         SECTION 401.  Satisfaction and Discharge of Indenture.............27
         SECTION 402.  Application of Trust Money..........................28

                             ARTICLE FIVE

                               REMEDIES

         SECTION 501.  Events of Default...................................28
         SECTION 502.  Acceleration of Maturity; Rescission and Annulment..30
         SECTION 503.  Collection of Debt and Suits for Enforcement by
                           Trustee.........................................31
         SECTION 504.  Trustee May File Proofs of Claim....................31
         SECTION 505.  Trustee May Enforce Claims Without Possession of
                           Securities......................................32
         SECTION 506.  Application of Money Collected......................32
         SECTION 507.  Limitation on Suits.................................33
         SECTION 508.  Unconditional Right of Holders to Receive Principal,
                         Premium and Interest..............................33
         SECTION 509.  Restoration of Rights and Remedies..................34
         SECTION 510.  Rights and Remedies Cumulative......................34
         SECTION 511.  Delay or Omission Not Waiver........................34
         SECTION 512.  Control by Holders..................................34
         SECTION 513.  Waiver of Past Defaults.............................35
         SECTION 514.  Waiver of Stay or Extension Laws....................35
         SECTION 515.  Undertaking for Costs...............................35

                              ARTICLE SIX

                              THE TRUSTEE

         SECTION 601.  Certain Duties and Responsibilities.................36
         SECTION 602.  Notice of Defaults..................................37
         SECTION 603.  Certain Rights of Trustee...........................37
         SECTION 604.  Trustee Not Responsible for Recitals or Issuance of
                          Securities.......................................38
         SECTION 605.  May Hold Securities.................................38
         SECTION 606.  Money Held in Trust.................................38
         SECTION 607.  Compensation and Reimbursement......................38
         SECTION 608.  Disqualification; Conflicting Interests.............39
         SECTION 609.  Corporate Trustee Required; Eligibility.............40
         SECTION 610.  Resignation and Removal; Appointment of Successor...40

         SECTION 611.  Acceptance of Appointment by Successor..............41
         SECTION 612.  Merger, Conversion, Consolidation or Succession to
                          Business.........................................42
         SECTION 613.  Conflicting Interests...............................42
         SECTION 614.  Preferential Collection of Claims Against Issuers...42
         SECTION 615.  Appointment of Authenticating Agent.................42


                             ARTICLE SEVEN

           HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

         SECTION 701.  Disclosure of Names and Addresses of Holders........44
         SECTION 702.  Reports by Trustee..................................44
         SECTION 703.  Reports by Company..................................44

                             ARTICLE EIGHT

         CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

         SECTION 801.  Company May Consolidate, Etc., Only on Certain
                         Terms.............................................45
         SECTION 802.  Successor Substituted...............................46

                             ARTICLE NINE

                        SUPPLEMENTAL INDENTURES

         SECTION 901.  Supplemental Indentures Without Consent of Holders..47
         SECTION 902.  Supplemental Indentures with Consent of Holders.....48
         SECTION 903.  Execution of Supplemental Indentures................49
         SECTION 904.  Effect of Supplemental Indentures...................49
         SECTION 905.  Conformity with Trust Indenture Act.................49
         SECTION 906.  Reference in Securities to Supplemental Indentures..49


                              ARTICLE TEN

                               COVENANTS

         SECTION 1001.  Payment of Principal, Premium, If Any, and
                          Interest.........................................49
         SECTION 1002.  Maintenance of Office or Agency....................50
         SECTION 1003.  Money for Security Payments to Be Held in Trust....50
         SECTION 1004.  Statement by Officers as to Default................51

                            ARTICLE ELEVEN

                       REDEMPTION OF SECURITIES

         SECTION 1101.  Applicability of Article...........................52
         SECTION 1102.  Election to Redeem; Notice to Trustee..............52
         SECTION 1103.  Selection by Trustee of Securities to Be Redeemed..52
         SECTION 1104.  Notice of Redemption...............................53
         SECTION 1105.  Deposit of Redemption Price........................53
         SECTION 1106.  Securities Payable on Redemption Date..............54

         SECTION 1107.  Securities Redeemed in Part........................54
         SECTION 1108.  Provisions with Respect to Any Sinking Funds.......54

                            ARTICLE TWELVE

                  DEFEASANCE AND COVENANT DEFEASANCE

         SECTION 1201.  Applicability of Article; Company's Option to
                         Effect Defeasance or Covenant Defeasance..........55
         SECTION 1202.  Defeasance and Discharge...........................56
         SECTION 1203.  Covenant Defeasance................................56
         SECTION 1204.  Conditions to Defeasance or Covenant Defeasance....57
         SECTION 1205.  Deposited Money and U.S. Government Obligations
                          to Be Held in Trust;
                          Other Miscellaneous Provisions...................58


                           ARTICLE THIRTEEN

                             SUBORDINATION

SECTION 1301.  Agreement To Subordinate....................................59
SECTION 1302.  Liquidation, Dissolution, Bankruptcy........................60
SECTION 1303.  Default on Senior Debt......................................60
SECTION 1304.  Acceleration of Payment of Securities.......................61
SECTION 1305.  When Distribution Must Be Paid Over.........................61
SECTION 1306.  Subrogation.................................................61
SECTION 1307.  Relative Rights.............................................61
SECTION 1308.  Subordination May Not Be Impaired by Company................61
SECTION 1309.  Rights of Trustee and Paying Agent..........................61
SECTION 1310.  Distribution or Notice to Representative....................62
SECTION 1311.  Article XIII Not To Prevent Events of Default or Limit
                    Right To Accelerate....................................62
SECTION 1312.  Trust Moneys Not Subordinated...............................62
SECTION 1313.  Trustee Entitled To Rely....................................62
SECTION 1314.  Trustee To Effectuate Subordination.........................62
SECTION 1315.  Trustee Not Fiduciary for Holders of Senior Debt............63
SECTION 1316.  Reliance by Holders of Senior Debt on Subordination
                    Provisions.............................................63

                            TELIGENT, INC.

          Reconciliation and tie between Trust Indenture Act of 1939 and the Subordinated Indenture


Trust Indenture
  Act Section                                               Indenture Section

ss. 310(a)(1)           .........................................609
       (a)(2)         ...........................................609
       (a)(4)         ...........................................609
       (a)(5)         ...........................................609
       (b)            ...........................................605, 608, 610,
                                                                 613
ss. 311(a)              .........................................614
       (b)            ...........................................614
ss. 312(c)              .........................................701
ss. 313(a)              .........................................702
       (c)            ...........................................602, 702, 703
ss. 314(a)              .........................................703
       (a)(4)         ...........................................1004
       (c)(1)         ...........................................102
       (c)(2)         ...........................................102
       (c)(3)         ...........................................102
       (e)            ...........................................102
ss. 315(a)              .........................................601
       (b)            ...........................................602
       (c)            ...........................................601
       (d)            ...........................................601
       (e)            ...........................................610
ss. 316(a)(last
       sentence)      ...........................................101
("Outstanding")
       (a)(1)(A)      ...........................................502, 512
       (a)(1)(B)      ...........................................513
       (b)            ...........................................508
       (c)            ...........................................104(d)
ss. 317(a)(1)           .........................................503
       (a)(2)         ...........................................504
       (b)            ...........................................1003
ss. 318(a)              .........................................111